                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                            (X)
Filed  by  a  Party  other  than  the  Registrant     ( )

Check  the  appropriate  box:

(X)       Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )       Definitive  Proxy  Statement
( )       Definitive  Additional  Materials
( )       Soliciting  Material  Pursuant  to  Section  240.14a-12

                       PARAGON POLARIS STRATEGIES.COM INC.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)
      -------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

(X)     No  fee  required

( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title  of  each  class  of  securities to which transaction applies:

    2) Aggregate  number  of  securities  to  which  transaction  applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed  maximum  aggregate  value  of  transaction:

    5) Total  fee  paid:

( )     Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)     Amount  Previously  Paid:
    2)     Form,  Schedule  or  Registration  Statement  No.:
    3)     Filing  Party:
    4)     Date  Filed:

                       PARAGON POLARIS STRATEGIES.COM INC.
                      Suite 1700, 1111 West Georgia Street
                           Vancouver, British Columbia
                                 Canada  V6E 4M3
                              Tel:  (604) 681-1754


                              CONSENT  STATEMENT

This Consent Statement and the accompanying consent/proxy card are furnished to the holders of the Common Stock of PARAGON POLARIS STRATEGIES.COM INC., a Nevada corporation (the "Company") by the Board of Directors of the Company (the "Board") in connection with the solicitation of written consents from shareholders of the Company to take action by shareholders consent as specified herein without the necessity of holding a Special Meeting of the Shareholders, as permitted by Nevada law.

The Board is asking the holders of common stock of the Company to consent in writing and approve the following Proposed Amendments to the Articles of Incorporation (the "Proposed Amendments to the Articles of Incorporation"):

1. the amendment to the Articles of Incorporation to change the name of the Company from "PARAGON POLARIS STRATEGIES.COM INC." to "ICOWORKS INC.";

2. the amendment to the Articles of Incorporation to increase the number of authorized shares of the common stock of the Company to 100,000,000 shares; and

3. the amendment to the Articles of Incorporation to create an authorized class of 10,000,000 shares of preferred stock.

The  Company's  board  of directors approved and recommended the shareholders of the Company approve the Proposed Amendments to the Articles of Incorporation pursuant to a written consent dated March 4, 2003. If each of the Proposed Amendments to the Articles of Incorporation are approved by the shareholders of the Company, the amendments to the Articles of Incorporation of the Company will be effected by the filing of Articles of Amendment to the Company's Articles of Incorporation (the "Articles of Amendment") with the Secretary of State of Nevada.

This Consent Statement, together with the Notice of Consent Requested from Shareholders Without Special Meeting and the accompanying Consent/Proxy card, is to be first mailed to Company shareholders on or about March 17, 2003.

                         GENERAL INFORMATION CONCERNING
                     SOLICITATION OF CONSENTS AND PROCEDURES

The  Consent  Procedure

The amendments to the Articles of Incorporation each require approval of the Company's shareholders under Nevada corporate law. The elimination of the need for a special meeting of shareholders to approve the Proposed Amendments to the Articles of Incorporation is authorized by Section 78.320(2) of the Nevada Revised Statutes (the "NRS") which provides that the written consent of shareholders holding at least a majority of the voting power may be substituted for such a special meeting. Pursuant to NRS Section 78.390(1)(b), a majority of the voting power is required in order to approve the Proposed Amendments to the Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Proposed Amendments to the Articles of Incorporation as early as possible to accomplish the purposes of the Company as hereafter described, the board of directors of the Company voted to proceed with the Proposed Amendments to the Articles of Incorporation by obtaining the written consent of shareholders holding a majority of the voting power of the Company. The Company has no provision in its Articles of Incorporation which affects or alters the procedure for obtaining consent from shareholders as set forth herein or that increases the required shareholder vote beyond a majority of the voting power of the Company's common stock. The taking of action by written consent of the shareholders of the Company holding a majority of the voting power of the Company's common stock is expressly permitted by the Company's Articles of Incorporation.

In the case of this solicitation of consents, written unrevoked Consents/Proxies from holders of record of a majority of the issued and outstanding shares of common stock as of the record date must be delivered to the Company to effect the action as to which shareholder consent and approval is being sought hereunder. The deadline for the delivery to the Company of written Consents/Proxies is March 27, 2003.

The  Record  Date

The board of directors of the Company has fixed the close of business on March 14, 2003 (the "Record Date") as the record date for the determination of shareholders entitled to approve the Proposed Amendments to the Articles of Incorporation. Only shareholders of the Company as of the Record Date are entitled tender and submit to the Company written consents/proxies whereby they vote on the Proposed Amendments to the Articles of Incorporation described herein. As of the Record Date, there were 12,886,398 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to shareholders.

Solicitation  of  Consents

Solicitation of consents by the Board will initially be made by mail, but may also be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by directors, officers and regular employees of the Company for no additional or special compensation, In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries may be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out of pocket expenses incurred in connection therewith. The cost of solicitation of written consents/proxies to approve and consent to the corporate actions described herein will be borne by the Company.

Effectiveness  and  Revocation  of  Consents

The corporate actions proposed herein will be adopted when properly completed, unrevoked Consents/Proxies are signed by the holders of record of Company shareholders having a majority of the voting power of the outstanding shares of Common Stock and submitted to the Company; provided, however, that all Consent/Proxies will expire, unless delivered and present to the Company, on March 27, 2003. Because a consent to corporate action is effective only if expressed by holders of record of majority of the voting power of the outstanding shares of Common Stock, the failure to execute a Consent/Proxy has the same effect as the withholding of consent for any proposal.

The Company plans to present the results of a successful solicitation with respect to the corporate actions proposed herein as soon as possible. Shareholders are requested to tender and submit their completed Consent/Proxy form to the Company at the following address:

               PARAGON  POLARIS  STRATEGIES.COM  INC.
               Suite  1700,  1111  West  Georgia  Street
               Vancouver,  BC  Canada
               Tel:  (604)  681-1754
               Fax:  (604)
               Attn:  ROBERT  FOO,  President

Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as votes against the Proposed Amendments to the Articles of Incorporation. Broker non-votes will not be counted for purposes of determining the number of votes cast.

If a Consent/Proxy card is properly signed and returned to the Company on or before March 27, 2003, unless properly revoked, the shares represented by that Consent/Proxy card will be voted in accordance with the instructions specified thereon. If a Consent/Proxy card is properly signed and returned to the Company on or prior to March 27, 2003 without voting instructions, it will be voted "FOR" the Proposed Amendments to the Articles of Incorporation.

An executed Consent/Proxy form may be revoked by a shareholder at any time before expiration by marking, dating, signing and delivering to the Secretary of the Company a written revocation before the time that the action authorized by the executed Consent/Proxy becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the Consent/Proxy previously given is no longer effective. The delivery of a subsequently dated Consent/Proxy form which is properly marked, dated, signed and delivered to the Company will constitute a revocation of any earlier Consent/Proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of February 28, 2003 by: (i) each person (including any group) known to us to own more than five percent (5%) of our common stock, (ii) each of our directors and each of our executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.


--------------------------------------------------------------------------------
                  Name and Address           Number of Shares   Percentage of
Title of Class    of Beneficial Owner        of Common Stock    Common Stock(1)
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Common Stock      ROBERT FOO                        500,000          3.9%
                  President  and  Director
--------------------------------------------------------------------------------

Common Stock      SAMUEL LAU
                  Secretary, Treasurer and Director 500,000          3.9%
--------------------------------------------------------------------------------

Common Stock      IAN BRODIE
                  Director                        3,584,398 (2)     27.8%
--------------------------------------------------------------------------------

Common Stock      All Officers and Directors as
                  a Group (3 persons)             4,534,398         35.6%
--------------------------------------------------------------------------------

5%  SHAREHOLDERS
--------------------------------------------------------------------------------

Common Stock      BILL WIGLEY                    1,200,000 (3)       9.3%
--------------------------------------------------------------------------------

Common  Stock     HOLLYWOOD HOLDINGS LTD.          800,000           6.28%
--------------------------------------------------------------------------------

Common  Stock     SOLARA VENTURES                2,084,398          16.9%
--------------------------------------------------------------------------------

Common Stock      J.  GRAHAM  DOUGLAS            1,602,000 (4)      12.4%
--------------------------------------------------------------------------------


(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.
Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on February 28, 2003. As of February 28, 2003, there were 12,886,398 shares of our common stock issued and outstanding.
(2) Mr. Brodie is a director and officer of Solara Ventures and a minority shareholder of Solara Ventures. Accordingly, Mr. Brodie is deemed to beneficially own shares held by Solara Ventures for the purposes of Rule 13d-3.
(3)     Includes  shares  held  by  the  spouse  of  Mr.  Wigley.
(4) The shares held by Mr. Douglas are held by a private corporation controlled by Mr. Douglas.

================================================================================

                                 PROPOSAL NO. 1

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

On March 4, 2003, our Board of Directors unanimously executed a written consent authorizing and recommending that our shareholders approve a proposal to change the name of the Company from "PARAGON POLARIS STRATEGIES.COM INC." to "ICOWORKS INC." The Board believes that the new name, ICOWORKS INC., will more accurately reflect the Company's recent acquisition of a majority of the outstanding shares of Icoworks Inc., the Company's only operating business. Icoworks is engaged in the business of providing a full and comprehensive range of auction and appraisal services to the industrial, oilfield, commercial and office markets. Our Board believes that the new name will promote public recognition of the Company and more accurately reflect the Company's services and business focus.

Effectiveness  of  the  Name  Change

If approved by the Company's shareholders, the change in our name will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Nevada. The Board intends to file the Articles of Amendment as soon as practicable once shareholder approval is obtained.

No  Appraisal  Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to a change in the name of our company.

Required  Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE.

                                 PROPOSAL NO. 2

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
            INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On March 4, 2003, the board of directors approved an amendment to our Articles of Incorporation to the increase to the number of authorized shares of the common stock of the Company from 50,000,000 shares to 100,000,000 shares. The board of directors has determined that it would be in the best interests of the Company to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. The board of directors believes it is in the best interests of the Company to increase the number of authorized shares in order to give the Company greater flexibility in considering and planning for future business needs. The shares will be available for issuance by the board of directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional shares of common stock could have the effect of diluting earnings per share, voting power and shareholdings of shareholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. Other than in connection with the Company's existing employee stock option plans and in connection with its financing objectives, the Company has no present intent to issue any shares of common stock. The Company anticipates issuing additional shares of common stock in connection with future financings with the Company. The Company presently does not have any agreement or other arrangement for any financing involving the issuance of shares of common stock. Current shareholders do not have preemptive rights to subscribe for, purchase or reserve any shares of the authorized capital stock of the Company.

Effectiveness  of  the  Increase  to Authorized Number of Shares of Common Stock

If approved by the Company's shareholders, the increase to the number of authorized shares of common stock will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Nevada. The Board intends to file the Articles of Amendment as soon as practicable once shareholder approval is obtained.

No  Appraisal  Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the increase to the number of authorized shares of common stock.

Required  Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 3

                                  AMENDMENT OF
                    THE COMPANY'S ARTICLES OF INCORPORATION TO
        CREATE A CLASS OF 10,000,000 SHARES OF AUTHORIZED PREFERRED STOCK

On March 4, 2003, the board of directors approved an amendment to the Company's Articles of Incorporation to create an authorized class of 10,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

The Board of Directors has determined that it would be in the best interests of the Company to authorize the creation of 10,000,000 shares of Preferred Stock. Under the terms of the Preferred Stock, the Board would be empowered, with no need for further shareholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board.

The Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to authorize a class of Preferred Stock in order to facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility. The Board of Directors believes that the creation of the class of Preferred Stock may assist the Company in achieving its business objectives by making financing easier to obtain. Under the terms of the Preferred Stock, the Board would be empowered, with no need for further shareholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. The Board will be permitted to issue Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Preferred Stock could be issued publicly or privately, in one or more series, and each series of Preferred Stock could rank senior to the common stock of the Company with respect to dividends and liquidation rights.

Possible  Effects  Of  Amendment  Regarding  Preferred  Stock

Even though not intended by the Board, the possible overall effect of the amendment on the holders of Common Stock (the "Common Stockholders") may include the dilution of their ownership interests in the Company, the continuation of the current management of the Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock.

Upon the conversion into Common Stock of shares of Preferred Stock issued with conversion rights, if any, the Common Stockholders' voting power and percentage ownership of the Company would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.

If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally.

If shares of Preferred Stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Preferred Stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The ability of the Board, without any additional shareholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

Effectiveness  of  the  Creation  of  the  Authorized  Class  of Preferred Stock

If approved by the Company's shareholders, the creation of the authorized class of preferred stock will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Nevada. The Board intends to file the Articles of Amendment as soon as practicable once shareholder approval is obtained.

No  Appraisal  Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the creation of the authorized class of preferred stock.

Required  Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CREATE THE
AUTHORIZED  CLASS  OF  PREFERRED  STOCK.

                                OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact Robert Foo, Paragon Polaris Strategies.com Inc., Suite 1700, 1111 West Georgia Street, Vancouver, BC Canada
Tel:  (604)  681-1754.


                               BY ORDER OF THE BOARD OF DIRECTORS

Date:  March  17,  2003
                               /s/ ROBERT FOO
                               ----------------------------
                               ROBERT FOO, President

                       PARAGON POLARIS STRATEGIES.COM INC.
                      Suite 1700, 1111 West Georgia Street
                           Vancouver, British Columbia
                                 Canada  V6E 4M3
                              Tel:  (604) 681-1754


     NOTICE OF CONSENT REQUESTED FROM SHAREHOLDERS WITHOUT A SPECIAL MEETING

To  the  Shareholders  of  PARAGON  POLARIS  STRATEGIES.COM  INC.

NOTICE IS HEREBY GIVEN that the Board of Directors of PARAGON POLARIS STRATEGIES.COM INC., a Nevada corporation (the "Company") are soliciting the written consent and approval from the shareholders of the Company to take corporate action approving and consenting to the following matters without the necessity of holding a special meeting of the shareholders:

1. the amendment to the Articles of Incorporation to change the name of the Company from "PARAGON POLARIS STRATEGIES.COM INC." to "ICOWORKS INC.";

2. the amendment to the Articles of Incorporation to increase the number of authorized shares of the common stock of the Company to 100,000,000 shares; and

3. the amendment to the Articles of Incorporation to create an authorized class of 10,000,000 shares of preferred stock.

Your attention is directed to the Consent Statement accompanying this Notice which more fully describes the foregoing proposals. The Board of Directors has fixed the close of business on March 14, 2003, as the record date (the "Record Date") for the determination of the stockholders entitled to vote on the corporate actions for which consent and approval is being solicited.

The Board of Directors has fixed the close of business on March 27, 2003 as the date by which written consents and approvals are to be received by shareholders of record of a majority of the issued and outstanding common stock to effect the action on the proposals for which action is being sought. Shares can be voted only if the holder completes, signs and returns the Consent/Proxy form concerning the proposals for which consent and approval is being solicited by the Board of Directors of the Company.

The officers and directors of the Company request that you vote in connection with the corporate action upon which consent and approval is being solicited. To insure your participation, you are urged to mark, date, sign and return the enclosed Consent/Proxy as promptly as possible.

YOU MAY REVOKE YOUR CONSENT/PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT STATEMENT AT ANY TIME BEFORE ACTION AUTHORIZED BY SIGNED CONSENTS/PROXIES BECOMES EFFECTIVE.

By  Order  of  the  Board  of  Directors,



ROBERT  FOO,  President
March  17,  2003

                                      IMPORTANT

SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED CONSENT/PROXY TO THE COMPANY PRIOR TO MARCH 27, 2003.

                       PARAGON POLARIS STRATEGIES.COM INC.
  CONSENT/ PROXYCONSENT BY SHAREHOLDERS OF PARAGON POLARIS STRATEGIES.COM INC.
                           TO ACTION WITHOUT A MEETING

      THIS CONSENT/ PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of record of PARAGON POLARIS STRATEGIES.COM INC., a Nevada corporation (the "Company") hereby consents to each of the following corporate actions without a meeting pursuant to NRS 78.320 with respect to all shares of common stock of the Company held by the undersigned.

Please  mark  your  votes  as  indicated:  [X]

IF NO DIRECTION IS MADE, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED AND VOTED IN FAVOR OF THE NAME CHANGE, THE INCREASE TO THE AUTHORIZED COMMON STOCK, AND THE CREATION OF PREFERRED STOCK.

1. Resolved that the Articles of Incorporation of the Company be amended to change the name of the Company from "PARAGON POLARIS STRATEGIES.COM INC." to "ICOWORKS INC."

     CONSENT          WITHOLD  CONSENT          ABSTAIN
      [__]               [__]                    [__]

2. Resolved that the Articles of Incorporation of the Company be amended to increase the number of authorized shares of common stock of the Company to 100,000,000 shares.

     CONSENT          WITHOLD  CONSENT          ABSTAIN
      [__]               [__]                    [__]

3. Resolved that the Articles of Incorporation of the Company be amended to create an authorized class of 10,000,000 shares of preferred stock.

     CONSENT          WITHOLD  CONSENT          ABSTAIN
      [__]               [__]                    [__]


IMPORTANT - PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Total  Number  of  Shares  Held:  _______________________________ Shares
                                  (Will apply to all shares held
                                  by the Shareholder if not specified)


Please Print Name of Shareholder: _______________________________

Date  of  Execution               _______________________________, 2003


                                  _______________________________
                                  Signature of Shareholder

                                  _______________________________
                                  Signature of Shareholder, if held jointly